Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2010			2009			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 15,644		100.0	$ 16,551		100.0	(5.5)
Cost of products sold	5,040		32.2	5,312		32.1	(5.1)
Selling, marketing and administrative expenses	5,180		33.1	5,629		34.0	(8.0)
Research expense	1,982		12.7	2,213		13.4	(10.4)
Interest (income)expense, net	114		0.7	81		0.5
Other (income)expense, net	1,100		7.1	(361)		(2.2)
Restructuring expense	-		-	1,073		6.5
Earnings before provision for taxes on income	2,228		14.2	2,604		15.7	(14.4)
Provision for taxes on income	286		1.8	398		2.4	(28.1)
Net earnings	$ 1,942		12.4	$ 2,206		13.3	(12.0)

Net earnings per share (Diluted)	$ 0.70			$ 0.79			(11.4)

Average shares outstanding (Diluted)	2,781.6			2,796.5

Effective tax rate	12.8%			15.3%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 3,451	(1)	22.1	$ 3,404	(2)	20.6	1.4
Net earnings	$ 2,864	(1)	18.3	$ 2,846	(2)	17.2	0.6
Net earnings per share (Diluted)	$ 1.03	(1)		$ 1.02	(2)		1.0
Effective tax rate	17.0%			16.4%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of expense from net litigation settlements of $374 million, $279 million and $0.10 per share, respectively, the exclusion of product liability expense of $569 million, $404 million and $0.14 per share, respectively, and the exclusion of expense for the cost associated with the DePuy ASR® Hip recall program of $280 million, $239 million and $0.09 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of restructuring expense of $1,186 million ($1,073 million restructuring expense and $113 million related to restructuring included in cost of products sold), $852 million and $0.31 per share, respectively, and the exclusion of income from net litigation settlements of $386 million, $212 million and $0.08 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2010			2009			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 61,587		100.0	$ 61,897		100.0	(0.5)
Cost of products sold	18,792		30.5	18,447		29.8	1.9
Selling, marketing and administrative expenses	19,424		31.5	19,801		32.0	(1.9)
Research expense	6,844		11.1	6,986		11.3	(2.0)
Interest (income)expense, net	348		0.6	361		0.6
Other (income)expense, net	(768)		(1.2)	(526)		(0.8)
Restructuring expense	-		-	1,073		1.7
Earnings before provision for taxes on income	16,947		27.5	15,755		25.4	7.6
Provision for taxes on income	3,613		5.8	3,489		5.6	3.6
Net earnings	$ 13,334		21.7	$ 12,266		19.8	8.7

Net earnings per share (Diluted)	$ 4.78			$ 4.40			8.6

Average shares outstanding (Diluted)	2,788.8			2,789.1

Effective tax rate	21.3%			22.1%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 16,830	(1)	27.3	$ 16,555	(2)	26.7	1.7
Net earnings	$ 13,279	(1)	21.6	$ 12,906	(2)	20.9	2.9
Net earnings per share (Diluted)	$ 4.76	(1)		$ 4.63	(2)		2.8
Effective tax rate	21.1%			22.0%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation settlements of $966 million, $698 million and $0.25 per share, respectively, the exclusion of product liability expense of $569 million, $404 million and $0.14 per share, respectively, and the exclusion of expense for the cost associated with the DePuy ASR® Hip recall program of $280 million, $239 million and $0.09 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of restructuring expense of $1,186 million ($1,073 million restructuring expense and $113 million related to restructuring included in cost of products sold), $852 million and $0.31 per share, respectively, and the exclusion of income from fourth quarter net litigation settlements of $386 million, $212 million and $0.08 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2010	2009	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,219	1,712	(28.8)%	(28.8)	-
International	2,391	2,537	(5.8)	(4.9)	(0.9)
	3,610	4,249	(15.0)	(14.5)	(0.5)

Pharmaceutical
U.S.	3,149	3,338	(5.7)	(5.7)	-
International	2,561	2,655	(3.5)	(1.6)	(1.9)
	5,710	5,993	(4.7)	(3.9)	(0.8)

Med Devices & Diagnostics
U.S.	2,861	2,817	1.6	1.6	-
International	3,463	3,492	(0.8)	(1.0)	0.2
	6,324	6,309	0.2	0.1	0.1

U.S.	7,229	7,867	(8.1)	(8.1)	-
International	8,415	8,684	(3.1)	(2.3)	(0.8)
Worldwide	$15,644	16,551	(5.5)%	(5.1)	(0.4)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2010	2009	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,519	6,837	(19.3)%	(19.3)	-
International	9,071	8,966	1.2	(1.0)	2.2
	14,590	15,803	(7.7)	(8.9)	1.2

Pharmaceutical
U.S.	12,519	13,041	(4.0)	(4.0)	-
International	9,877	9,479	4.2	3.4	0.8
	22,396	22,520	(0.6)	(1.0)	0.4

Med Devices & Diagnostics
U.S.	11,412	11,011	3.6	3.6	-
International	13,189	12,563	5.0	3.0	2.0
	24,601	23,574	4.4	3.4	1.0

U.S.	29,450	30,889	(4.7)	(4.7)	-
International	32,137	31,008	3.6	1.9	1.7
Worldwide	$61,587	61,897	(0.5)%	(1.3)	0.8

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2010	2009	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 7,229	7,867	(8.1)%	(8.1)	-

Europe	3,947	4,412	(10.5)	(4.5)	(6.0)
Western Hemisphere excluding U.S.	1,471	1,541	(4.5)	(7.6)	3.1
Asia-Pacific, Africa	2,997	2,731	9.7	4.2	5.5
International	8,415	8,684	(3.1)	(2.3)	(0.8)

Worldwide	$15,644	16,551	(5.5)%	(5.1)	(0.4)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2010	2009	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$29,450	30,889	(4.7)%	(4.7)	-

Europe	15,510	15,934	(2.7)	0.5	(3.2)
Western Hemisphere excluding U.S.	5,550	5,156	7.6	(0.5)	8.1
Asia-Pacific, Africa	11,077	9,918	11.7	5.5	6.2
International	32,137	31,008	3.6	1.9	1.7

Worldwide	$61,587	61,897	(0.5)%	(1.3)	0.8

JOHNSON & JOHNSON AND SUBSIDIARIES
SEGMENT SALES
$MM

FOURTH QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	$352	378	(6.9%)	(6.9%)	-
Intl	537	572	(6.1%)	(5.5%)	(0.6%)
WW	889	950	(6.4%)	(6.1%)	(0.3%)

BABY CARE
US	103	106	(2.8%)	(2.8%)	-
Intl	474	468	1.3%	1.0%	0.3%
WW	577	574	0.5%	0.2%	0.3%

ORAL CARE
US	149	167	(10.8%)	(10.8%)	-
Intl	240	241	(0.4%)	(0.9%)	0.5%
WW	389	408	(4.7%)	(5.0%)	0.3%

OTC/NUTRITIONALS
US	381	807	(52.8%)	(52.8%)	-
Intl	711	767	(7.3%)	(5.2%)	(2.1%)
WW	1,092	1,574	(30.6%)	(29.6%)	(1.0%)

WOMEN'S HEALTH
US	118	135	(12.6%)	(12.6%)	-
Intl	332	354	(6.2%)	(4.8%)	(1.4%)
WW	450	489	(8.0%)	(7.0%)	(1.0%)

WOUND CARE/OTHER
US	116	119	(2.5%)	(2.5%)	-
Intl	97	135	(28.1%)	(27.4%)	(0.7%)
WW	213	254	(16.1%)	(16.1%)	0.0%

TOTAL CONSUMER
US	$1,219	1,712	(28.8%)	(28.8%)	-
Intl	2,391	2,537	(5.8%)	(4.9%)	(0.9%)
WW	3,610	4,249	(15.0%)	(14.5%)	(0.5%)

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

FOURTH QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (7)

ACIPHEX/PARIET
US	$119	158	(24.7%)	(24.7%)	-
Intl	133	154	(13.6%)	(9.8%)	(3.8%)
WW	252	312	(19.2%)	(17.3%)	(1.9%)

CONCERTA
US	261	279	(6.5%)	(6.5%)	-
Intl	107	102	4.9%	5.4%	(0.5%)
WW	368	381	(3.4%)	(3.3%)	(0.1%)

DURAGESIC/FENTANYL TRANSDERMAL
US	45	53	(15.1%)	(15.1%)	-
Intl	151	180	(16.1%)	(15.6%)	(0.5%)
WW	196	233	(15.9%)	(15.5%)	(0.4%)

LEVAQUIN/FLOXIN
US	386	433	(10.9%)	(10.9%)	-
Intl	14	19	(26.3%)	(28.4%)	2.1%
WW	400	452	(11.5%)	(11.6%)	0.1%

PREZISTA
US	111	88	26.1%	26.1%	-
Intl	125	91	37.4%	43.9%	(6.5%)
WW	236	179	31.8%	35.1%	(3.3%)

PROCRIT/EPREX
US	270	308	(12.3%)	(12.3%)	-
Intl	209	268	(22.0%)	(18.4%)	(3.6%)
WW	479	576	(16.8%)	(15.1%)	(1.7%)

REMICADE
US	$679	758	(10.4%)	(10.4%)	-
US Exports (3)	381	375	1.6%	1.6%	-
Intl	5	5	0.0%	0.0%	0.0%
WW	1,065	1,138	(6.4%)	(6.4%)	0.0%

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

FOURTH QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (7) (Continued)

RISPERDAL/RISPERIDONE
US	$2	24	(91.7%)	(91.7%)	-
Intl	149	169	(11.8%)	(13.0%)	1.2%
WW	151	193	(21.8%)	(22.8%)	1.0%

RISPERDAL CONSTA
US	105	133	(21.1%)	(21.1%)	-
Intl	283	266	6.4%	10.5%	(4.1%)
WW	388	399	(2.8%)	(0.1%)	(2.7%)

TOPAMAX
US	37	89	(58.4%)	(58.4%)	-
Intl	84	103	(18.4%)	(15.6%)	(2.8%)
WW	121	192	(37.0%)	(35.5%)	(1.5%)

VELCADE
US	-	-	-	-	-
Intl	287	281	2.1%	4.1%	(2.0%)
WW	287	281	2.1%	4.1%	(2.0%)

OTHER
US	753	640	17.7%	17.7%	-
Intl	1,014	1,017	(0.3%)	0.4%	(0.7%)
WW	1,767	1,657	6.6%	7.0%	(0.4%)

TOTAL PHARMACEUTICAL
US	3,149	3,338	(5.7%)	(5.7%)	-
Intl	2,561	2,655	(3.5%)	(1.6%)	(1.9%)
WW	5,710	5,993	(4.7%)	(3.9%)	(0.8%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

INVEGA
US	$70	72	(2.8%)	(2.8%)	-
Intl	46	34	35.3%	37.9%	(2.6%)
WW	116	106	9.4%	10.2%	(0.8%)

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

FOURTH QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (6)
US	$246	240	2.5%	2.5%	-
Intl	383	457	(16.2%)	(16.3%)	0.1%
WW	629	697	(9.8%)	(9.9%)	0.1%

DEPUY
US	807	828	(2.5%)	(2.5%)	-
Intl	640	645	(0.8%)	0.0%	(0.8%)
WW	1,447	1,473	(1.8%)	(1.4%)	(0.4%)

DIABETES CARE
US	318	313	1.6%	1.6%	-
Intl	326	342	(4.7%)	(5.0%)	0.3%
WW	644	655	(1.7%)	(1.8%)	0.1%

ETHICON
US	501	458	9.4%	9.4%	-
Intl	651	651	0.0%	0.6%	(0.6%)
WW	1,152	1,109	3.9%	4.3%	(0.4%)

ETHICON ENDO-SURGERY
US	501	532	(5.8%)	(5.8%)	-
Intl	756	724	4.4%	4.6%	(0.2%)
WW	1,257	1,256	0.1%	0.2%	(0.1%)

ORTHO-CLINICAL DIAGNOSTICS
US	276	258	7.0%	7.0%	-
Intl	260	243	7.0%	6.9%	0.1%
WW	536	501	7.0%	6.9%	0.1%

VISION CARE
US	212	188	12.8%	12.8%	-
Intl	447	430	4.0%	0.7%	3.3%
WW	659	618	6.6%	4.3%	2.3%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	$2,861	2,817	1.6%	1.6%	-
Intl	3,463	3,492	(0.8%)	(1.0%)	0.2%
WW	6,324	6,309	0.2%	0.1%	0.1%

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

TWELVE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	$1,537	1,582	(2.8%)	(2.8%)	-
Intl	1,915	1,885	1.6%	(0.3%)	1.9%
WW	3,452	3,467	(0.4%)	(1.4%)	1.0%

BABY CARE
US	409	414	(1.2%)	(1.2%)	-
Intl	1,800	1,701	5.8%	2.6%	3.2%
WW	2,209	2,115	4.4%	1.9%	2.5%

ORAL CARE
US	635	716	(11.3%)	(11.3%)	-
Intl	891	853	4.5%	0.7%	3.8%
WW	1,526	1,569	(2.7%)	(4.8%)	2.1%

OTC/NUTRITIONALS
US	1,853	2,944	(37.1%)	(37.1%)	-
Intl	2,696	2,686	0.4%	(0.8%)	1.2%
WW	4,549	5,630	(19.2%)	(19.8%)	0.6%

WOMEN'S HEALTH
US	522	578	(9.7%)	(9.7%)	-
Intl	1,322	1,317	0.4%	(1.6%)	2.0%
WW	1,844	1,895	(2.7%)	(4.1%)	1.4%

WOUND CARE/OTHER
US	563	603	(6.6%)	(6.6%)	-
Intl	447	524	(14.7%)	(17.8%)	3.1%
WW	1,010	1,127	(10.4%)	(11.7%)	1.3%

TOTAL CONSUMER
US	$5,519	6,837	(19.3%)	(19.3%)	-
Intl	9,071	8,966	1.2%	(1.0%)	2.2%
WW	14,590	15,803	(7.7%)	(8.9%)	1.2%

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

TWELVE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (7)

ACIPHEX/PARIET
US	$475	555	(14.4%)	(14.4%)	-
Intl	531	541	(1.8%)	(1.3%)	(0.5%)
WW	1,006	1,096	(8.2%)	(7.9%)	(0.3%)

CONCERTA
US	929	986	(5.8%)	(5.8%)	-
Intl	390	340	14.7%	11.6%	3.1%
WW	1,319	1,326	(0.5%)	(1.3%)	0.8%

DURAGESIC/FENTANYL TRANSDERMAL
US	162	216	(25.0%)	(25.0%)	-
Intl	586	672	(12.8%)	(14.0%)	1.2%
WW	748	888	(15.8%)	(16.7%)	0.9%

LEVAQUIN/FLOXIN
US	1,312	1,478	(11.2%)	(11.2%)	-
Intl	45	72	(37.5%)	(40.1%)	2.6%
WW	1,357	1,550	(12.5%)	(12.6%)	0.1%

PREZISTA
US	401	303	32.3%	32.3%	-
Intl	456	289	57.8%	59.5%	(1.7%)
WW	857	592	44.8%	45.7%	(0.9%)

PROCRIT/EPREX
US	1,070	1,258	(14.9%)	(14.9%)	-
Intl	864	987	(12.5%)	(11.7%)	(0.8%)
WW	1,934	2,245	(13.9%)	(13.6%)	(0.3%)

REMICADE
US	$3,099	3,088	0.4%	0.4%	-
US Exports (3)	1,487	1,196	24.3%	24.3%	-
Intl	24	20	20.0%	19.1%	0.9%
WW	4,610	4,304	7.1%	7.1%	0.0%

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

TWELVE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT  (2) (7) (Continued)

RISPERDAL/RISPERIDONE
US	$(12)	247	(104.9%)	(104.9%)	-
Intl	539	652	(17.3%)	(19.4%)	2.1%
WW	527	899	(41.4%)	(42.9%)	1.5%

RISPERDAL CONSTA
US	445	519	(14.3%)	(14.3%)	-
Intl	1,055	906	16.4%	17.4%	(1.0%)
WW	1,500	1,425	5.3%	5.9%	(0.6%)

TOPAMAX
US	199	731	(72.8%)	(72.8%)	-
Intl	339	420	(19.3%)	(19.3%)	0.0%
WW	538	1,151	(53.3%)	(53.3%)	0.0%

VELCADE
US	-	-	-	-	-
Intl	1,080	933	15.8%	15.5%	0.3%
WW	1,080	933	15.8%	15.5%	0.3%

OTHER (4)
US	2,952	2,464	19.8%	19.8%	-
Intl	3,968	3,647	8.8%	7.0%	1.8%
WW	6,920	6,111	13.2%	12.1%	1.1%

TOTAL PHARMACEUTICAL
US	12,519	13,041	(4.0%)	(4.0%)	-
Intl	9,877	9,479	4.2%	3.4%	0.8%
WW	22,396	22,520	(0.6%)	(1.0%)	0.4%

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

INVEGA
US	$270	266	1.5%	1.5%	-
Intl	154	127	21.3%	21.3%	0.0%
WW	424	393	7.9%	7.9%	0.0%

Note: See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

TWELVE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (6)
US	$1,008	971	3.8%	3.8%	-
Intl	1,544	1,708	(9.6%)	(11.3%)	1.7%
WW	2,552	2,679	(4.7%)	(5.8%)	1.1%

DEPUY
US	3,145	3,096	1.6%	1.6%	-
Intl	2,440	2,276	7.2%	5.2%	2.0%
WW	5,585	5,372	4.0%	3.2%	0.8%

DIABETES CARE
US	1,259	1,221	3.1%	3.1%	-
Intl	1,211	1,219	(0.7%)	0.1%	(0.8%)
WW	2,470	2,440	1.2%	1.6%	(0.4%)

ETHICON
US	2,000	1,754	14.0%	14.0%	-
Intl	2,503	2,368	5.7%	4.0%	1.7%
WW	4,503	4,122	9.2%	8.2%	1.0%

ETHICON ENDO-SURGERY
US	1,975	1,974	0.1%	0.1%	-
Intl	2,783	2,518	10.5%	8.4%	2.1%
WW	4,758	4,492	5.9%	4.7%	1.2%

ORTHO-CLINICAL DIAGNOSTICS
US	1,091	1,104	(1.2%)	(1.2%)	-
Intl	962	859	12.0%	9.9%	2.1%
WW	2,053	1,963	4.6%	3.7%	0.9%

VISION CARE
US	934	891	4.8%	4.8%	-
Intl	1,746	1,615	8.1%	3.8%	4.3%
WW	2,680	2,506	6.9%	4.1%	2.8%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	$11,412	11,011	3.6%	3.6%	-
Intl	13,189	12,563	5.0%	3.0%	2.0%
WW	24,601	23,574	4.4%	3.4%	1.0%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Includes December YTD 2010 sales of $393MM for STELARA and $226MM for SIMPONI.
(5) Included in Other
(6) Includes sales of Drug-Eluting Stents for Q4 2010 of $46, $88 and $134MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q4 2009 of $56, $167 and $223MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for December YTD 2010 of $212, $415 and $627MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for December YTD 2009 of $245, $674 and $919MM Domestic, International and Worldwide respectively
(7) Conforms to current presentation